EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Giant Jr. Investments, Corp. (the "Company") on Form 10-QSB for the period ending May 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Imran Firoz, Chief Executive Officer and Chief Financial Officer (Principal Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Imran Firoz
-------------------
Imran Firoz
Chief Executive Officer
and Chief Financial Officer
(Principal Accounting Officer)
July 19, 2004

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